                        POWER OF ATTORNEY

          Known all by these present, that the undersigned hereby

constitutes and appoints the Corporate Secretary or any Assistant

Corporate Secretary, as duly appointed by the Board of Directors from time to time for Berry Petroleum Company, as the

undersigned's true and lawful attorney-in-fact to:

          1.   execute for and on behalf of the undersigned, in the

               undersigned's capacity as an officer and/or director

               of Berry Petroleum Company (the "Company"), Form 3,

               4, 5, and Form 144 in accordance with Section 16(a)

               of the Securities Exchange Act of 1934 and the rules

               thereunder;

          2.   do and perform any and all acts for and on behalf of the

               undersigned which may be necessary or desirable to

               complete and execute any such Form 3, 4, 5, and Form

               144 and timely file such form with the United States

               Securities and Exchange Commission and any stock

               exchange or similar authority; and

          3.   take any other action of any type whatsoever in

               connection with the foregoing which, in the opinion of

               such attorney-in-fact, may be of benefit to, in the best

               interest of, or legally required of, the undersigned, it

               being understood that the documents executed by such

               attorney-in-fact on behalf of the undersigned pursuant to

               this Power of Attorney shall be in such form as such

               attorney-in-fact may approve in such attorney-in-fact's

               discretion.

          The undersigned hereby grants to such attorney-in-fact

     full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the

     undersigned might or could do if personally present, with

     full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such

     attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the

     undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934 and further acknowledges that the undersigned remains solely responsible for the

     facts disclosed in any such form.

          This Power of Attorney shall remain in full force and

     effect until the expiration date noted below or until the

     undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of securities

     issued or interest in securities to be issued by the

     Company, unless earlier revoked by the undersigned in a

     signed writing delivered to the foregoing attorney-in-fact.

          IN WITNESS WHEREOF, the undersigned has caused this

     Power of Attorney to be executed as of this 2 day of

     October 2005.

                                  s/s Bruce S. Kelso

                                       Signature

        12/31/2007                    Bruce S. Kelso

     Expiration Date                    Print Name